UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

FG NEW AMERICA ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2021

FG NEW AMERICA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39550	85-1648122
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 S. Maple Street

Itasca, Illinois 60143

(Address of principal executive offices, including area code)

Registrant’s telephone number, including area code: (847) 791-6817

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FGNA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FGNA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FGNA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Waiver Letter

As previously disclosed, on February 9, 2021, FG New America Acquisition Corp., a Delaware corporation (the “Company”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Opportunity Financial, LLC, a Delaware limited liability company (“OppFi”), OppFi Shares, LLC, a Delaware limited liability company (“OFS”), and Todd Schwartz, in his capacity as the Members’ Representative (in such capacity, the “Members’ Representative”). The transactions contemplated by the Business Combination are referred to herein as the “Business Combination.” The time of the closing of the Business Combination is referred to herein as the “Closing.”

On July 15, 2021, the Company, OppFi, OFS and the Members’ Representative signed a letter agreement (the “Waiver Letter”), pursuant to which, among other things, OppFi agreed to waive the condition to Closing set forth in Section 8.1(c)(iii) of the Business Combination Agreement, which requires there to be no less than $200,000,000 of Available Closing Cash (as defined in the Business Combination Agreement) at Closing, but only to the extent that Available Closing Date Cash is not less than $83,000,000, and to revise the Investor Rights Agreement (as defined in the Business Combination Agreement) to permit the additional equity in the Company and OppFi that will be issued in lieu of cash as a result of the foregoing waiver to be excluded from the lock-up provisions of the Investor Rights Agreement.

The foregoing description of the Waiver Letter is not complete and is subject to and qualified in its entirety by reference to the Waiver Letter, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.1 hereto, and the terms of which are incorporated by reference herein.

Sponsor Forfeiture Agreement

In connection with the signing of the Waiver Letter, on July 15, 2021, FG New America Investors LLC (the “Sponsor”) entered into a sponsor forfeiture agreement (the “Sponsor Forfeiture Agreement”) with the Company and OppFi, pursuant to which the Sponsor agreed to forfeit: (i) 2,500,000 shares of the Company’s Class B common stock, (ii) 1,600,000 warrants to purchase shares of the Company’s Class A common stock at an exercise price of $11.50 and (iii) 600,000 warrants to purchase shares of the Company’s Class A Common Stock at an exercise price of $15.00, held by it, immediately prior to and contingent upon the Closing.

The foregoing description of the Sponsor Forfeiture Agreement is not complete and is subject to and qualified in their entirety by reference to the Sponsor Forfeiture Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.2 hereto, and the terms of which are incorporated by reference herein.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. The definitive proxy statement and other relevant materials for the business combination were mailed to stockholders of the Company as of the close of business on June 21, 2021. Stockholders of the Company are also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that are incorporated by reference therein, without charge at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the definitive proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the definitive proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against the Company and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of the Company, certain regulatory approvals or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or the Company may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in the Company’s proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company's other filings with the SEC. The Company and OppFi caution that the foregoing list of factors is not exclusive. The Company and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter Agreement, dated as of July 15, 2021, by and among FG New America Acquisition Corp., Opportunity Financial, LLC, OppFi Shares, LLC and Todd Schwartz, in his capacity as the Members’ Representative.
99.2	Sponsor Forfeiture Agreement, dated July 15, 2021, by and among FG New America Investors LLC, FG New America Acquisition Corp. and Opportunity Financial, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG NEW AMERICA ACQUISITION CORP.

By:	/s/ Larry G Swets, Jr.
Name:	Larry G. Swets, Jr.
Title:	Chief Executive Officer

Date: July 15, 2021

Exhibit 99.1

July 15, 2021

FG New America Acquisition Corp.
105 S. Maple Street
Itasca, IL 60143

Reference is made to that certain Business Combination Agreement, dated as of February 9, 2021, by and among (i) FG New America Acquisition Corp. (the “Buyer”), (ii) Opportunity Financial, LLC (the “Company”), (iii) OppFi Shares, LLC (“OFS”), and (iv) Todd Schwartz (the “Members’ Representative”) (as may be amended, restated, modified or supplemented from time to time, the “BCA”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the BCA.

By signing below:

(i)	the Company, OFS and the Members’ Representative hereby acknowledge and agree that, as of 12:01 A.M. New York time on July 15, 2021, the closing condition set forth in Section 8.1(c)(iii) of the BCA is hereby waived by the Company, OFS and the Members’ Representative, but only to the extent that Available Closing Date Cash is not less than eighty three million dollars ($83,000,000); and

(ii)	Buyer, the Company, OFS and the Members’ Representative agree to revise the Company A&R LLCA and Investor Rights Agreement to provide that an aggregate of 11,600,000 Retained Company Units (and any Equity Securities (as defined in the Investor Rights Agreement) into which such units may be exchanged) shall not constitute Lock-Up Shares (as defined in the Investor Rights Agreement) and shall not be subject to the Lock-Up Period (as defined in the Investor Rights Agreement), including with the respect to the rights to exchange such units into Class A Shares pursuant to the Company A&R LLCA.

Except as necessary to effectuate the waiver provided hereby, the terms of the BCA remain in full force and effect and are not being modified, amended or waived in any other respect. This waiver letter shall be governed by, and construed in accordance with, the BCA.

FG NEW AMERICA ACQUISITION CORP.

By:	/s/ Larry G. Swets, Jr
	Name:	Larry G. Swets, Jr.
	Title:	Chief Executive Officer

Acknowledged and accepted this 15th
day of July, 2021:

OPPORTUNITY FINANCIAL, LLC

By:	/s/ Jared Kaplan
	Name:	Jared Kaplan
	Title:	Chief Executive Officer

OPPFI SHARES, LLC

By:	/s/ Todd Schwartz
	Name:	Todd Schwartz
	Title:	Manager

MEMBERS’ REPRESENTATIVE

By:	/s/ Todd Schwartz
	Name:	Todd Schwartz

Exhibit 99.2

SPONSOR FORFEITURE AGREEMENT

July 15, 2021

FG New America Investors LLC

105 S. Maple Street
Itasca, IL 60143

FG New America Acquisition Corp.
105 S. Maple Street
Itasca, IL 60143

Opportunity Financial, LLC

130 E. Randolph Street, Suite 3300

Chicago, IL 60601

Re: Forfeiture of Certain Sponsor Class B Common Stock

Ladies and Gentlemen:

Reference is hereby made to:

(i)	that certain Business Combination Agreement, dated as of February 9, 2021, by and among (i) FG New America Acquisition Corp., a Delaware corporation (the “Buyer”), (ii) Opportunity Financial, LLC, a Delaware limited liability company (the “Company”), (iii) OppFi Shares, LLC, a Delaware limited liability company (“OFS”), and (iv) Todd Schwartz (the “Members’ Representative”) (as may be amended, restated, modified or supplemented from time to time, the “BCA”); and

(ii)	the fact that FG New America Investors LLC, a Delaware limited liability company (the “Sponsor”) owns (A) 4,080,000 warrants to purchase shares of Class A Common Stock at an exercise price of $11.50 per share (the “$11.50 Warrants”), (B) 1,512,500 warrants to purchase shares of Class A Common Stock at an exercise price of $15.00 per share (the “$15.00 Warrants”), and (C) 5,156,250 shares of Class B Common Stock (the “Sponsor Class B Shares”).

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the BCA.

In order to induce the Buyer and the Company to proceed with the transactions contemplated in and by the BCA and that certain waiver letter, dated as of July 15, 2021, by and among the Buyer, the Company and OFS relating to the waiver of Section 8.1(c)(iii) of the BCA, but only to the extent that Available Closing Date Cash shall not be less than eighty three million dollars ($83,000,000), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer, the Company and the Sponsor, hereby agree, pursuant to this letter agreement (this “Letter Agreement”), as follows:

1.	Effective immediately prior to (and contingent upon) the Closing, the Sponsor agrees to forfeit (i) 1,600,000 $11.50 Warrants, (ii) 600,000 $15.00 Warrants (clauses (i) and (ii) together, the “Forfeited Sponsor Warrants”), and (iii) 2,500,000 Sponsor Class B Shares (the “Forfeited Sponsor Class B Shares”, and together with the Forfeited Sponsor Warrants, the “Forfeiture”).

2.	To effect the Forfeiture immediately prior to (and contingent upon) the Closing:

(a)	the Sponsor shall surrender (i) the Forfeited Sponsor Warrants and (ii) the Forfeited Sponsor Class B Shares to Buyer for cancellation and in exchange for no consideration;

(b)	Buyer shall immediately retire and cancel all of (i) the Forfeited Sponsor Warrants and (ii) the Forfeited Sponsor Class B Shares (and shall direct Buyer’s transfer agent (or such other intermediaries as appropriate) to take any and all such actions incident thereto); and

(c)	the Sponsor and Buyer each shall take such actions as are necessary to cause (i) the Forfeited Sponsor Warrants and (ii) the Forfeited Sponsor Class B Shares to be retired and cancelled, after which (i) the Forfeited Sponsor Warrants and (ii) the Forfeited Sponsor Class B Shares shall no longer be issued, outstanding, convertible, or exercisable, and the Sponsor shall provide the Company with evidence that such retirement and cancellation has occurred.

3.	The Sponsor hereby represents and warrants to the Company, as of the date hereof and as of the Closing, that the Sponsor owns, and holds of record, all of (i) the Forfeited Sponsor Warrants and (ii) the Forfeited Sponsor Class B Shares, free and clear of all Liens and other obligations in respect of (i) the Forfeited Sponsor Warrants and (ii) the Forfeited Sponsor Class B Shares.

4.	No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of each of the other parties hereto. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Sponsor, the Company, and their respective successors and assigns.

5.	Any notice, consent, or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be deemed given: (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with non-automated confirmation of receipt by the recipient) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, or (b) when received (or, if delivery is refused, upon presentment) following sending by reputable overnight express courier (charges prepaid) or certified or registered mail and return receipt requested (postage prepaid). Such communications, to be valid, must be addressed as follows:

If to Sponsor:

FG New America Investors LLC

105 S. Maple Street
Itasca, IL 60143

Attention: Larry G Swets, Jr.

Email: lswets@itascafinancial.com

with a copy (which shall not constitute notice) to:

White & Case LLP

1221 Avenue of the Americas

New York, NY 10020-1095

Attention: Gary Silverman; Elliott Smith

Email: gary.silverman@whitecase.com; elliott.smith@whitecase.com

If to the Company:

Opportunity Financial, LLC

130 E. Randolph Street, Suite 3300

Chicago, IL 60601

Attention: Jared Kaplan

Email: jkaplan@opploans.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP (US)

200 S. Biscayne Boulevard, Suite 2500

Miami, FL 33131

Attention: Joshua M. Samek, Esq.

Email: joshua.samek@dlapiper.com

6.	This Letter Agreement shall immediately terminate, without any further action by the parties hereto, at such time, if at all, that the BCA is terminated in accordance with its terms.

7.	Section 10.1 (Amendment and Waiver), Section 10.8 (Entire Agreement), Section 10.6 (Severability), Section 10.9 (Counterparts; Electronic Delivery), Section 10.10 (Governing Law; Waiver of Jury Trial; Jurisdiction), and Section 10.12 (Specific Performance) of the BCA are hereby incorporated into this Letter Agreement, mutatis mutandis, as though set out in their entirety in this paragraph 7.

[Signature pages to follow]

In Witness Whereof, this Agreement has been duly executed and delivered by each party as of the date first above written.

SPONSOR:

FG NEW AMERICA INVESTORS LLC

By:	/s/ Larry G. Swets, Jr.
Name:	Larry G. Swets, Jr.
Title:	Authorized Signatory

[Signature Page to Sponsor Forfeiture Agreement]

In Witness Whereof, this Agreement has been duly executed and delivered by each party as of the date first above written.

BUYER:

FG NEW AMERICA ACQUISTION CORP.

By:	/s/ Larry G. Swets, Jr.
Name:	Larry G. Swets, Jr.
Title:	Chief Executive Officer

[Signature Page to Sponsor Forfeiture Agreement]

In Witness Whereof, this Agreement has been duly executed and delivered by each party as of the date first above written.

COMPANY:

OPPORTUNITY FINANCIAL, LLC

By:	/s/ Jared Kaplan
Name:	Jared Kaplan
Title:	Chief Executive Officer

[Signature Page to Sponsor Forfeiture Agreement]